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                                                                    EXHIBIT 10.1
                                THIRD AMENDMENT
                               TO LOAN AGREEMENT

     THIS THIRD AMENDMENT to LOAN AGREEMENT is entered into as of the 21/st/ day of September, 2001, by and between ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC., a Florida corporation (the "Borrower") and COMMERCEBANK, N.A., (the "Bank").

                                   RECITALS:

A. Borrower and Bank entered into that certain loan agreement (the "Loan Agreement") dated September 23, 1999 under the terms of which Bank agreed to lend Borrower $3,500,000.

B. Borrower and Bank executed and delivered that certain First Amendment to Loan Agreement (the "First Amendment") dated September 2, 2000 between them. In connection with the First Amendment, Borrower executed and delivered to Bank that certain Renewal Promissory Note dated September 2, 2000 (the "Renewal Note") in the original principal amount of $3,500,000.

C. Borrower and Bank executed and delivered that certain Second Amendment to Loan Agreement (the "Second Amendment") dated March 16, 2001 between them. In connection with the Second Amendment, Borrower executed and delivered to Bank that certain Renewal Promissory Note dated March 16, 2001 (the "Second Renewal Note") in the original principal amount of $4,000,000.

D. Borrower and Bank desire to amend certain terms of the Loan Agreement, as amended, pursuant to the terms hereof to among other things increase the commitment.

     NOW, THEREFORE, in consideration of the agreements set forth herein and other good and valuable consideration, the parties hereto hereby agree as follows:

     Section 1. Definitions. All capitalized terms used herein shall have the same meanings as used in Section 1 of the Loan Agreement, unless otherwise defined in this Third Amendment.

     Section 2. Amendments to Loan Agreement. The Loan Agreement is hereby amended in the following respects:

             (a)    Financial Information.  The second sentence of Section 4.1
                    ----------------------
     of the Loan Agreement shall be amended and restated as follows:
     "Additionally, the Borrower shall deliver to the Lender, within sixty (60) days after the end of each calendar quarter its quarterly 10-Qs."

             (b)    Other Conforming Changes:  Article 1 of the Loan Agreement
                    ------------------------
     is amended as follows:

                    (i)  Definition of Commitment Letter.  The definition of
                         -------------------------------
          Commitment Letter shall be amended to read as follows:

               "Commitment Letter" shall mean collectively, that certain letter agreement dated July 16, 1999 among the Lender, the Borrower and the Guarantors, that certain letter agreement dated September 6, 2000 among the Lender, the Borrower and the Guarantors, that certain
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               letter agreement dated January 22, 2001 among the
               Lender, the Borrower and the Guarantors, and that certain letter agreement dated September 10, 2001 among the Lender, the Borrower, the Guarantors.

                    (ii)   Definition of Line of Credit Note.  The definition of
                           ----------------------------------
          Line of Credit Note shall be amended and restated to read as follows:

               "Line of Credit Note" shall mean that certain second renewal promissory note, dated September 21, 2001, of Borrower to Lender in the aggregate principal amount of Four Million Dollars ($4,000,000) which second renewal promissory note amended, renewed and updated that certain renewal promissory note, dated as of March 16, 2001, of Borrower to Lender in the aggregate principal amount of Four Million Dollars ($4,000,000) which renewal promissory note amended, renewed and replaced that certain renewal promissory note, dated as of September 2, 2000, of Borrower to Lender in the aggregate principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000), and that certain promissory note, dated September 23, 1999, of Borrower to Lender in the aggregate principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000).

                    (iii)  Definition of Line of Credit Maturity Date.  The
                           ------------------------------------------
          definition of Line of Credit Maturity Date shall be amended and restated to lead as follows:

               "Line of Credit Maturity Date" shall mean September 23, 2002 or such earlier date as payment of the Line of Credit shall be due and payable in full, whether by mandatory prepayment, acceleration or otherwise.

                    (iv)   Definition of Loan Documents.  The definition of the
                           ----------------------------
          term "Loan Documents" in the Loan Agreement shall include this Third Amendment, the Second Amendment, the First Amendment, the Line of Credit Note, the Security Agreement, the Commitment Letter and all other documents executed and delivered by the parties which evidence, secure or otherwise relate to the transaction contemplated by this First Amendment.

     Section 3.  No Event of Default.  Borrower hereby certifies to Bank that
(a) it has kept, observed, performed and fulfilled each and every covenant, provision and condition of the Loan Agreement and the other Loan Documents on its part to be performed, (b) that all representations and warranties of the Borrower made in the Loan Agreement are true and correct as of the date hereof except for those representations and warranties which are made as of a
------ ---
particular date, which such representations and warranties are true and correct as of such date, and (c) that no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default has occurred and is continuing under the Loan Agreement, both before and after giving effect to the amendment contemplated hereby.
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     Section 4.  Loan Agreement Confirmed.  The Loan Agreement, as amended hereby, is reaffirmed and restated herein by Borrower and Bank, and said Loan Agreement is hereby incorporated herein by reference as fully as if set forth in its entirety in this Third Amendment.

     Section 5. Conditions Precedent to Bank's Obligations. Banks obligations under this Third Amendment shall be subject to the satisfaction of each of the following conditions precedent:

             (a) Borrower shall have executed and deliver this Third Amendment, the Second Renewal Note and all other documents requested by Bank and all Loan Documents shall be in full force and effect.

             (b) Bank shall have received (i) a certificate of the secretary of Borrower certifying that attached thereto are true and correct copies of (A) the bylaws of Borrower, as amended through the date of such certification and
(B) resolutions duly adopted by Borrower's board of directors authorizing the execution, delivery and performance of the Loan Documents to which Borrower is a party, which resolutions have not been altered or amended in any respect and remain in full force and effect, (ii) the names of each of the officers of Borrower authorized to execute and deliver the Loan Documents; (iii) a certificate of the applicable State authority, dated as of a recent date, as to the good standing of Borrower; and (iv) a certificate of the Florida Department of State, dated as of a recent date, certifying that attached are true and correct copies of the articles of incorporation of the Borrower filed with such agency.

             (c) Borrower shall cause to be delivered to Bank such other documents, certificates or affidavits as may be reasonably requested by Bank in connection with consummating the transaction evidenced by this Third Amendment.

             (d) An opinion of counsel from counsel to Borrower in a form reasonably satisfactory to Lender.

     Section 6.  Miscellaneous.

             (a) Invalidity. In the event that any one or more of the provisions contained in this Third Amendment shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Third Amendment.

             (b) Counterparts. This Third Amendment may be executed in several counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (c) Reference. From and after the effective date hereof, all references to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended by this Third Amendment.

             (d) GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PRINCIPLES.

             (e) Governing Document. In the event of a conflict between the terms and conditions of this Third Amendment and the Commitment Letter, the terms and conditions of this Third Amendment shall control in all respects.
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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to
Loan Agreement to be duly executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.


                                   Borrower:


                                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.


                                   By: /s/ Slav Stein
                                      ---------------
                                   Name: Slav Stein
                                   Its:  President


                                   Bank:


                                   COMMERCEBANK, N.A.


                                   By: /s/ David S. Sauers
                                      --------------------
                                   Name: David F. Sauers
                                   Its:  Senior Vice President